                                                                 EXHIBIT 10.8

GRACE COCOA                             GRACE COCOA-AMBROSIA
                                        CHOCOLATE
Chocolate Americas Division             INDUSTRIAL DIVISION
Contract #: 101840  Date: 01/22/97      12500 WEST CARMEN AVENUE
Customer Reference #: P.O. 23334        MILWAUKEE, WI 53225-6199
                                        PHONE:    815 558-9958
                                        FAX:      414 358-5755
                         75496                                         Page:   1
     Grace Cocoa Chocolate Americas agrees to sell and ARCHIBALD CANDIES
          1137 W. JACKSON BLVD.
          CHICAGO, IL 60607

     agrees to purchase, subject to conditions on the reverse side of this purchase agreement, the following merchandise to be shipped between the dates of 01/22/97 and 12/31/97 according to the terms and conditions hereinafter specified. Time is of the essence with respect to buyer's obligation to request delivery by the later date. Buyer's failure to have requested in writing by such date the delivery of all merchandise covered by this agreement shall constitute a breach of this agreement entitling seller to damages as provided by law.

          750,000.000 LBS of product as follows:

     Product Number/                              Unit
     Product Name                  # of Units     Size         Price
     ---------------               ----------     ----         ------
     84020
     DC-330 CABOT DARK CHOC         750,000        LBS       $1.4120/LBS

FOB Terms:               FOR SHIPPING POINT
Payment Terms:           NET 60 DAYS
8/15/97 TO 11/15/97      TERMS ARE NET 90 DAYS
                         CREDIT LIMIT: $1,000,000
7/1/97 TO 8/14/97        TERMS ARE NET 60 DAYS
11/16/97 TO 12/31/97     CREDIT LIMIT: $500,000
CUSTOMER FREIGHT COST PER TRUCKLOAD: $1200.00

ACCEPTED FOR:
CHOCOLATE AMERICAS DIVISION OF
GRACE COCOA ASSOCIATES, LP:
                                        BUYER:
________________________________        ________________________________________

DATE: __________________________        DATE: __________________________________